Exhibit 99.2
                                                                    ------------

                       NT MEDIA CORP. OF CALIFORNIA, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In Connection with the quarterly report of NT Media Corp. of California, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christian Mehringer, Chief Executive Officer and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.









                             /s/ Christian Mehringer
                             --------------------------------
                             Christian Mehringer
                             Chief Executive Officer/Chief Financial Officer NT Media Corp. of California, Inc.

                             November 13, 2002


















                                       13